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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                         DATE OF REPORT: MARCH 28, 2001
                (DATE OF EARLIEST EVENT REPORTED: MARCH 28, 2001)





                              TATHAM OFFSHORE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         DELAWARE                                               76-0269967
(STATE OR OTHER JURISDICTION                                  (I.R.S. EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)


                               FIVE POST OAK PARK
                        4400 POST OAK PARKWAY, SUITE 1600
                              HOUSTON, TEXAS 77027
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                 (713) 621-3996
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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Item 4. Changes in Registrant's Certifying Accountant

(a)  Previous independent accountants

     (i) On March 28, 2001 PricewaterhouseCoopers LLP resigned as the independent accountants of Tatham Offshore, Inc.

     (ii) The reports of PricewaterhouseCoopers LLP on the financial statements for each of the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

     (iii) In connection with its audits for the two most recent fiscal years and through March 28, 2001, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their reports on the financial statements for such years.

     (iv) During the two most recent fiscal years and through March 28, 2001 there have been no reportable events (as defined in Regulation S-K
           Item 304 (a)(1)(v)).

     (v) The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated
           April 3, 2001, is filed as Exhibit 16 to this Form 8-K.

(b)  New independent accountants

     (i)   New independent accountants have not been appointed at this time.


Item 7.  Exhibits

         Exhibit 16 Letter dated April 3, 2001 from PricewaterhouseCoopers LLP to the Securities and Exchange Commission.


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27.1  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       TATHAM OFFSHORE, INC.


Date:  April 3, 2001                      By: /s/ DENNIS A. KUNETKA
                                          --------------------------------------
                                          Dennis A. Kunetka
                                          Chief Financial Officer and Secretary
                                          (Signing on behalf of the Registrant
                                          and as Principal Accounting Officer)



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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER
-------


 16 Letter dated April 3, 2001 from PricewaterhouseCoopers LLP to the Securities and Exchange Commission.



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